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                              WIND RIVER SYSTEMS, INC.
                             STOCK OPTION GRANT NOTICE
                    (OUTSIDE OF THE 1998 EQUITY INCENTIVE PLAN)

WIND RIVER SYSTEMS, INC. (the "Company") hereby grants to Optionee a nonstatutory stock option to purchase the number of shares of the Company's common stock (the "Shares") set forth below. This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This option is not subject to, and is granted outside of the Company's 1998 Equity Incentive Plan. This option is subject to all of the terms and conditions as set forth herein and in Attachments I and II, which are incorporated herein in their entirety.

OPTIONEE:                     Marla Ann Stark
DATE OF GRANT:                October 8, 1999
SHARES SUBJECT TO OPTION:     400,000
EXERCISE PRICE PER SHARE:     $18.375
EXPIRATION DATE:              October 7, 2009

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                              VESTING SCHEDULE

25% of the shares subject to this option shall vest on October 8, 2000. 1/48th of the shares shall vest monthly thereafter.
-------------------------------------------------------------------------------

PAYMENT: Payment of the option exercise price may be made in cash, check or any other method provided in the Stock Option Agreement.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice and the Stock Option Agreement. Optionee further acknowledges that as of the Date of Grant, this Grant Notice and the Stock Option Agreement set forth the entire understanding between Optionee and the Company regarding the acquisition of Shares pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

     OTHER AGREEMENTS:     _______________________________________________
                           _______________________________________________
                           _______________________________________________

WIND RIVER SYSTEMS, INC.               OPTIONEE

By:/S/ Richard W. Kraber               /S/Marla Ann Stark
----------------------------------     -----------------------------------
     Signature

Title: CFO
      ----------------------------

Date: 12-3-99
     -----------------------------

Attachment I:  Stock Option Agreement
Attachment II: Notice of Exercise

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                              WIND RIVER SYSTEMS, INC.
                               STOCK OPTION AGREEMENT

     Pursuant to the Grant Notice and this Stock Option Agreement, Wind River Systems, Inc. (the "Company") has granted you an option to purchase the number of shares of the Company's common stock ("Shares") indicated in the Grant Notice at the exercise price indicated in the Grant Notice.

     This option is granted in connection with and in furtherance of the Company's compensatory benefit plan for the Company's employees (including officers), directors or consultants.

     The details of this option are as follows:

     1. VESTING. Subject to the limitations contained herein, this option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. For purposes of this Option Agreement, Continuous Service shall mean that your service with the Company or an affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated. Furthermore, your Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which you render service to the Company or an affiliate as an employee, director or consultant or a change in the entity for which you render such service, provided that there is no interruption or termination of your Continuous Service. For example, a change in status from an employee to a consultant will not constitute an interruption of Continuous Service. The Board of Directors or the Chief Executive Officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     2. METHOD OF PAYMENT. Payment of the exercise price by cash or check is due in full upon exercise of all or any part of this option, provided that you may elect, to the extent permitted by applicable law and the Grant Notice, to make payment of the exercise price under the following alternatives, (i) provided that at the time of exercise the Company's stock is publicly traded and quoted regularly in the Wall Street Journal: payment by delivery of already-owned Shares, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Shares shall be valued at their fair market value on the date of exercise, or (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

     3.   WHOLE SHARES.  This option may be exercised only for whole Shares.

     4. TERM. The term of this option commences on the Date of Grant and expires upon the earliest of:

                                       1.

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          (a)  the tenth (10th) anniversary of the Date of Grant;

          (b) eighteen (18) months after your death, if you die while an employee, director or consultant of the Company or within three (3) months after termination of your Continuous Service;

          (c) twelve (12) months after the termination of your Continuous Service due to your permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended); or

          (d) three (3) months after the termination of your Continuous Service for any reason other than death or disability.

     5.   EXERCISE.

          (a) You may exercise the vested portion of this option during its term by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (b)  By exercising this option you agree that:

               (i) As a condition to any exercise of this option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the Shares are subject at the time of exercise; or (3) the disposition of Shares acquired upon such exercise.

               (ii) Regardless of whether the offer and sale of Shares subject to this option have been registered under the Securities Act of 1933, as amended (the "1933 Act") or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if in the judgment of the Company and its counsel such restrictions are necessary or desirable in order to achieve compliance with the provisions of the 1933 Act, the securities laws of any state or any other law.

     6. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your lifetime only by you.

     7. CAPITALIZATION ADJUSTMENTS. If any change is made in the Shares subject to this option without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such option. Such adjustments shall be made by the Board of Directors of the Company, determination of which shall be final, binding and conclusive. (The

                                       2.

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conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     8. CHANGE OF CONTROL. Your option is subject to accelerated vesting in accordance with the provision of the Wind River Systems, Inc. Executive Officers' Change of Control Incentive and Severance Benefit Plan, as such Plan may apply to you.

     9. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION. Unless the Shares to be issued upon exercise of your option have been effectively registered under the 1933 Act, the Company shall be under no obligation to issue any Shares covered by the option unless the person who exercises such option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the Shares issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed on the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the 1933 Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

     10. OPTION NOT AN EMPLOYMENT CONTRACT. This option is not an employment contract, and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. The Company may terminate your employment at any time, for any reason or no reason, with or without cause.

     11. NOTICES. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     12. CHOICE OF LAW. This option shall be governed by, and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                                       3.

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     13.  GOVERNING AUTHORITY.  This option is subject to all
interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company. This authority shall be exercised by the Board, or by a committee of one or more members of the Board in the event that the Board delegates its authority to a committee. The Board, in the exercise of this authority, may correct any defect, omission or inconsistency in this option in a manner and to the extent the Board shall deem necessary or desirable to make this option fully effective. References to the Board also include any committee appointed by the Board to administer and interpret this option. Any interpretations, amendments, rules and regulations promulgated by the Board shall be final and binding upon the Company and its successors in interest as well as you and your heirs, assigns, and other successors in interest.

Dated the 4th day of December, 1999.

Very truly yours,

WIND RIVER SYSTEMS , INC.

By:  /S/Richard W. Kraber
   -------------------------------
     Duly authorized on behalf
     of the Board of Directors


                                       4.

                                 NOTICE OF EXERCISE



Wind River Systems, Inc.
1010 Atlantic Avenue
Alameda, CA 94501                      Date of Exercise: _________________


Ladies and Gentlemen:

     This constitutes notice under my nonstatutory stock option that I elect to purchase the number of shares for the price set forth below.

     Stock option dated:                              October 8, 1999
                                                      --------------------
     Number of shares as
     to which option is
     exercised:
                                                      --------------------
     Certificate to be
     issued in name of:
                                                      --------------------
     Total exercise price:                            $
                                                      --------------------
     Cash payment (or check) delivered herewith:      $
                                                      --------------------
     Value of ______ shares of
     Wind River Systems, Inc.
     common stock delivered herewith(1):              $
                                                      --------------------

     By this exercise, I agree to provide such additional documents as you may reasonably require. I understand that my right to receive the shares otherwise issuable to me upon the exercise of the option is contingent upon my satisfaction of these requirements.

     I hereby make the following statements with respect to the shares of common stock (the "Shares"), which are being acquired by me for my own account upon this exercise of the option as set forth above:

------------------------
(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

                                       1.

     I acknowledge and agree that as a condition to this exercise of the option, the Company may require me to enter an arrangement providing for the payment by me to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the option; (2) the lapse of any substantial risk of forfeiture to which the Shares are subject at the time of exercise; or
(3) the disposition of Shares acquired upon such exercise.

     I further acknowledge and agree that regardless of whether the offer and sale of Shares subject to the option have been registered under the Securities Act of 1933, as amended (the "1933 Act") or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates) if in the judgment of the Company and its counsel such restrictions are necessary or desirable in order to achieve compliance with the provisions of the 1933 Act, the securities laws of any state or any other law.

                                       Very truly yours,

                                       ___________________________________


                                       2.